UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2004



                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                    94-3076294
 ------------               ----------------------          -------------------
(State of                  (Commission File Number)        (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                     --------------------------------------
                    (Address of Principal Executive Offices)



                                 (707) 778-8900
                          -----------------------------
                         (Registrant's telephone number)

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ITEM 7. Financial Statements and Exhibits

(c) Exhibits:

       99.07 Press release of the Company dated March 1, 2004 titled "Spectrum Organic Products Reports Record Sales and Profits for 2003".



Item 12. Results of Operations and Financial Condition

Spectrum Organic Products, Inc. (the "Company") issued a press release on March 1, 2004 announcing its final 2003 results of operations and financial condition. Included with that press release were the following financial statements:

     1.   Balance Sheets as of December 31, 2003 and 2002

     2. Statements of Operations for the years ended December 31, 2003, 2002 and 2001

     3. Statement of Stockholders' Equity for the years ended December 31, 2003, 2002 and 2001

     4. Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

A copy of the press release is included with this 8-K filing as Exhibit 99.07.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: March 2, 2004

                                            Spectrum Organic Products, Inc.


                                            /s/  Robert B. Fowles
                                            -------------------------------
                                                 Robert B. Fowles
                                                 Duly Authorized Officer &
                                                 Chief Financial Officer

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Spectrum Organic Products, Inc.


Balance Sheets
===========================================================================================
                                                                    As of December 31,
                                                                   2003            2002
                                                               ------------    ------------
                                           Assets
Current Assets:
  Cash                                                        $      7,300    $     12,700
  Accounts receivable, net                                       4,163,200       3,075,200
  Inventories, net                                               8,007,200       5,269,600
  Deferred income taxes - current                                  514,200            --
  Prepaid expenses and other current assets                        297,500          79,600
                                                              ------------    ------------
Total Current Assets                                            12,989,400       8,437,100

Property and Equipment, net                                      4,338,700       3,447,400

Other Assets:
  Deferred income taxes - long-term                              1,087,700            --
  Intangible assets, net                                           586,800          42,000
  Other assets                                                     218,300         271,900
                                                              ------------    ------------

Total Assets                                                  $ 19,220,900    $ 12,198,400
                                                              ============    ============

                            Liabilities and Stockholders' Equity

Current Liabilities:
  Bank overdraft                                              $    513,800    $    601,000
  Line of credit                                                 4,833,000       2,479,800
  Accounts payable, trade                                        4,168,000       3,176,300
  Accrued expenses                                               1,307,700         876,200
  Current maturities of notes payable & capital lease
   obligations                                                     322,300         256,000
  Current maturities of notes payable, related parties             275,200         275,100
  Income taxes payable                                               9,900         176,000
                                                              ------------    ------------
Total Current Liabilities                                       11,429,900       7,840,400

Notes payable & capital lease obligations, less current
  maturities                                                     1,104,200         278,900
Notes payable, related parties, less current maturities            549,200         805,200
Deferred rent                                                       50,700            --
                                                              ------------    ------------
Total Liabilities                                               13,134,000       8,924,500
                                                              ------------    ------------

Stockholders' Equity:
  Preferred stock, 5,000,000 shares authorized, no shares
    issued or outstanding                                             --              --
  Common stock, without par value, 60,000,000 shares
    authorized, 46,254,777 and 45,705,571 issued and
    outstanding at December 31, 2003 and 2002, respectively      9,579,500       9,430,100
  Accumulated deficit                                           (3,492,600)     (6,156,200)
                                                              ------------    ------------
Total Stockholders' Equity                                       6,086,900       3,273,900
                                                              ------------    ------------

Total Liabilities and Stockholders' Equity                    $ 19,220,900    $ 12,198,400
                                                              ============    ============

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Spectrum Organic Products, Inc.


Statements of Operations

==============================================================================================
                                                        For the years ended December 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
Net sales                                         $ 45,676,500    $ 40,579,300    $ 41,019,200

Cost of goods sold                                  33,806,800      29,823,000      30,009,700
                                                  ------------    ------------    ------------

Gross profit                                        11,869,700      10,756,300      11,009,500
                                                  ------------    ------------    ------------
Operating Expenses:

Sales and marketing                                  6,204,600       5,987,500       5,791,300

General and administrative                           3,729,100       2,949,500       3,194,900

Amortization of goodwill                                  --              --           520,700

Industrial accident expenses                           410,200         254,100            --

(Gain) loss on sales of product
  lines                                                   --          (210,300)      4,803,200

Goodwill impairment writedown                             --              --           950,000
                                                  ------------    ------------    ------------

Total operating expenses                            10,343,900       8,980,800      15,260,100
                                                  ------------    ------------    ------------

Income (Loss) From Operations                        1,525,800       1,775,500      (4,250,600)


Other Income (Expense):

Interest expense                                      (404,200)       (480,600)       (912,800)

Other, net                                             (24,600)         14,900         (42,400)
                                                  ------------    ------------    ------------

Income (Loss) Before Taxes                           1,097,000       1,309,800      (5,205,800)

Benefit (Provision) for income taxes                 1,566,600        (189,800)           --
                                                  ------------    ------------    ------------

Net Income (Loss)                                 $  2,663,600    $  1,120,000    $ (5,205,800)
                                                  ============    ============    ============

Basic and Fully Diluted Income (Loss) Per Share   $       0.06    $       0.02    $      (0.12)
                                                  ============    ============    ============

Weighted Average Shares Outstanding:
  Basic                                             45,845,140      45,699,627      45,278,517
  Fully Diluted                                     47,839,765      46,306,077      45,278,517

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Spectrum Organic Products, Inc.

Statement of Stockholders' Equity

For the Years Ended December 31, 2001, 2002 and 2003
=============================================================================================================

                                                                                    Retained
                                                                                    Earnings        Total
                                                              Common Stock        (Accumulated   Stockholders'
                                                          Shares        Amount       Deficit)       Equity
                                                       -----------   -----------   -----------    -----------
Balances, January 1, 2001                               44,495,828   $ 8,920,400   $(2,070,400)   $ 6,850,000

Restricted common shares issued to a non-executive
  Director of the Company, under a private sale            160,000        50,000          --           50,000

Restricted common shares issued to non-executive
  Directors of the Company, in lieu of cash
  compensation for Board fees earned during 2000            64,000        20,000          --           20,000

Restricted common shares issued to four note holders
  under the private placement conversion offer to
  convert the notes to equity                              630,000       168,200          --          168,200

Warrants net exercised by the note holders under the
  private placement                                        230,883          --            --             --

Warrants issued in connection with the private
  placement notes                                             --          96,100          --           96,100

Options issued to Global Natural Brands, Ltd. in
  final settlement of litigation                              --          25,300          --           25,300

Shares issued to the Trustee for the Chapter 7
  estate of Sunny Farms in final settlement of
  litigation                                               117,950        93,700          --           93,700

Net loss for the year                                         --            --      (5,205,800)    (5,205,800)
                                                       -----------   -----------   -----------    -----------

Balances, December 31, 2001                             45,698,661   $ 9,373,700   $(7,276,200)   $ 2,097,500

Warrants net exercised by the note holders under the
  private placement                                          6,910          --            --             --

Warrants issued in connection with the private
  placement notes                                             --          49,500          --           49,500

Non-qualified stock options issued                            --           6,900          --            6,900

Net income for the year                                       --            --       1,120,000      1,120,000
                                                       -----------   -----------   -----------    -----------

Balances, December 31, 2002                             45,705,571   $ 9,430,100   $(6,156,200)   $ 3,273,900

Warrants exercised by the note holders under the
  private placement                                        405,456        90,000          --           90,000

Exercise of common stock options                           143,750        59,400          --           59,400

Net income for the year                                       --            --       2,663,600      2,663,600
                                                       -----------   -----------   -----------    -----------

Balances, December 31, 2003                             46,254,777   $ 9,579,500   $(3,492,600)   $ 6,086,900
                                                       ===========   ===========   ===========    ===========

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Spectrum Organic Products, Inc.

Statements of Cash Flows

=============================================================================================================
                                                                       For the years ended December 31,
                                                                     2003            2002            2001
                                                                 ------------    ------------    ------------
Cash Flows From Operating Activities:
Net Income (Loss)                                                $  2,663,600    $  1,120,000    $ (5,205,800)
Adjustments to Reconcile Net Income (Loss) to Net Cash
Provided by (Used in) Operating Activities:
  Provision for allowances against receivables                        103,400          47,000          68,300
  Provision for inventory obsolescence                                210,800         262,200         300,500
  Provision for industrial accident                                   410,200         254,100            --
  Depreciation and amortization                                       524,700         454,300         418,800
  Amortization of goodwill                                               --              --           520,700
  Goodwill impairment writedown                                          --              --           950,000
  (Gain) Loss on sales of product lines                                  --          (210,300)      4,803,200
  Loss on asset disposals                                              50,300            --            84,100
  Imputed interest on notes payable and warrants issued                19,000          71,300         107,600
  Imputed expense on non-qualified stock options                         --             6,900            --
  Directors fees paid via issuance of common stock                       --              --            20,000
Changes in Assets and Liabilities:
  Accounts receivable                                              (1,191,400)        430,400        (524,500)
  Inventories                                                      (2,948,400)     (1,057,700)       (420,600)
  Deferred income taxes                                            (1,601,900)           --              --
  Prepaid expenses and other assets                                  (224,300)        (54,300)         35,000
  Accounts payable                                                    871,700        (500,300)     (2,203,900)
  Accrued expenses                                                   (104,000)       (282,200)        188,900
  Income taxes payable                                                  9,900         176,000            --
                                                                 ------------    ------------    ------------

Net Cash Provided by (Used in) Operating Activities                (1,206,400)        717,400        (857,700)
                                                                 ------------    ------------    ------------

Cash Flows From Investing Activities:
  Purchase of property and equipment                               (1,281,100)       (719,300)       (522,700)
  Purchase of intellectual property                                  (550,000)           --              --
  Proceeds from sales of product lines and related inventories           --         3,215,200       2,953,100
  Transaction fees on sales of product lines                             --          (152,000)       (139,700)
  Proceeds from sale of assets                                           --              --             3,000
                                                                 ------------    ------------    ------------

Net Cash Provided by (Used in) Investing Activities                (1,831,100)      2,343,900       2,293,700
                                                                 ------------    ------------    ------------

Cash Flows From Financing Activities:
  Increase (decrease) in bank overdraft                               (87,200)         29,300          24,900
  Proceeds from lines of credit                                    36,210,000      43,931,000      43,677,700
  Repayment of lines of credit                                    (33,856,600)    (46,050,000)    (44,511,000)
  Repayment of notes payable, related parties                        (275,300)       (371,200)       (426,400)
  Proceeds of notes payable                                         1,495,200            --           132,700
  Repayment of notes payable                                         (553,800)       (545,200)       (287,500)
  Repayment of capitalized lease obligations                          (49,600)        (69,000)        (78,600)
  Restricted shares purchased by board member                            --              --            50,000
  Proceeds from exercise of common stock warrants                      90,000            --              --
  Proceeds from exercise of common stock options                       59,400            --              --
                                                                 ------------    ------------    ------------

Net Cash Provided by (Used in) Financing Activities                 3,032,100      (3,075,100)     (1,418,200)
                                                                 ------------    ------------    ------------

Net Increase (Decrease) in Cash                                        (5,400)        (13,800)         17,800

Cash, beginning of the year                                            12,700          26,500           8,700
                                                                 ------------    ------------    ------------

Cash, end of the year                                            $      7,300    $     12,700    $     26,500
                                                                 ============    ============    ============

Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                                     $    323,500    $     13,800    $        800
  Cash paid for interest                                         $    384,400    $    446,300    $    805,200

Non-Cash Financing Activities:
  Conversion of notes payable to common stock                    $       --      $       --      $    168,200


----------------------

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